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                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
     		     THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  April 18, 2005




                               Versar Inc.
______________________________________________________________________
        (Exact Name of Registrant as Specified in its Charter)


          Delaware               1-9309               54-0852979
          ________               ______               __________
      (State or Other       (Commission File        (IRS Employer
       Jurisdiction)             Number)          Identification No.)


            6850 Versar Center, Springfield, Virginia 22151
            _______________________________________________
               (Address of Principal Executive Offices)



                            (703) 750-3000
                            ______________
          (Registrant's Telephone Number, Including Area Code)



                            Not Applicable
                            ______________
     (Former Name or Former Address, if Changed Since Last Report)



________________________________________________________________________

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Item 8.01.  Other Events

	On April 18, 2005, Versar, Inc. announced the acquisition of the Cultural Resources Group of Parsons Corporation. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

	(c) Exhibits

	99.1  Copy of press release issued by Versar on April 18, 2005.



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                              SIGNATURES
                              __________

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            VERSAR, INC.


Date:  April 19, 2005                       By   /S/ James Charles Dobbs
                                              _________________________
                                              James C. Dobbs
                                              Senior Vice President
                                              & General Counsel


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                              Exhibit 99.1


     FOR IMMEDIATE RELEASE:                 MONDAY, APRIL 18, 2005


     	  Versar Acquires Parsons Cultural Resources Business

Springfield, VA, Monday, April 18, 2005 - VERSAR, Inc. (Amex: VSR) announced today that it had acquired the Cultural Resources group from Parsons Infrastructure & Technology Group, Inc., a subsidiary of Parsons Corporation, for an undisclosed consideration. The Cultural Resources group, based in Fairfax County, Virginia, and headed by Cynthia Auman, provides archeological, cultural and historical services to federal, state and municipal clients across the country.

The transaction was completed on Friday, April 15, 2005. Versar expects the Cultural Resources group to produce at least $1.5 million in annual revenue and enhance the company's existing technical capabilities. Parsons and Versar have also agreed to jointly market the Cultural Resources group's expertise.

Dr. Ted Prociv, President and CEO of Versar stated, "The acquisition of the Parsons Cultural Resources group is a great opportunity to expand Versar's growing cultural resources business. We also look at this transaction as the first step to building a closer working relationship with Parsons Corporation, one of this country's leading engineering and infrastructure firms. We believe the transaction will be accretive to earnings and help better serve our core governmental clients."

Versar, Inc., headquartered in Springfield, VA, is a publicly held professional services firm supporting government and industry in national defense/homeland defense programs, environmental health and safety and infrastructure revitalization. Versar operates a number of web sites, including the corporate Web sites, http://www.versar.com, http://www.home-landdefense.com, and http://www.geomet.com; and a B2B portal for homeland defense products and services, http://www.nbcprotect.com and http://www. dtaps.com.

This press release contains forward-looking information. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be significantly impacted by certain risks and uncertainties described herein and in Versar's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended June 30, 2004.


Contact:   James  Dobbs      (703) 642-6712     Email: jdobbs@versar.com


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